STAGECOACH TRUST

                           Supplement dated June 30, 1998
                              to the Prospectus dated
                                   June 30, 1998
                              for each LifePath Fund

All LifePath Funds:

         The Board of Trustees of Stagecoach Trust is being asked to consider a proposal to change the administration arrangement to that described in the Prospectus. Unless this Prospectus is supplemented on or after August 1, 1998 to reflect that these proposed changes have not occurred, the arrangement described in the Prospectus will be in effect as of that date.

         As of the date of this Prospectus, Wells Fargo Bank, N.A. ("Wells Fargo Bank") and Stephens Inc. ("Stephens"), as co-administrators, are entitled to a combined all-in monthly fee at an annual rate of .10% of each Fund's average daily net assets. Effective August 1, 1998, the combined all-in fee will be eliminated and Wells Fargo Bank as Administrator and Stephens as Co-Administrator will receive fees of .03% and .04% of each Fund's average daily net assets, respectively, for administration services.

All LifePath Funds, excluding the LifePath Opportunity Fund:

         As of the date of this Prospectus, certain existing shareholders who held Class A shares as of the close of business on February 28, 1997 are entitled to purchase Fund shares without a sales charge for so long as they continuously hold Class A shares. Effective August 1, 1998, the sales charge waiver for these shareholders will be eliminated and purchases of Class A shares will become subject to such Fund's 4.5% front-end sales charge.

LifePath Opportunity Fund:

         Effective August 1, 1998, purchases of Class A shares will become subject to a 4.5% front-end sales charge.

         Effective August 1, 1998, Class B shares will become available for purchase subject to a contingent deferred sales charge ("CDSC") consistent with the Class B Share CDSC Schedule in the Prospectus.

         Please keep this supplement with your prospectus.


                                              SC LPP (SUPP 06/98)